UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): May 23, 2006

                              SCIENTIFIC ENERGY, INC.
           (Exact name of registrant as specified in its charter)

            UTAH                    000-50559               87-0680657
(State or other jurisdiction      (Commission              (IRS Employer
   of incorporation)               File Number)        Identification No.)

                27 Weldon Street, Jersey City, New Jersey 07306
                   (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 359-2410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement

On May 23, 2006, Scientific Energy Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with each of Kelton Capital Group Ltd. ("Kelton"), the controlling shareholder of the Company, and each of ten (10) individual investors (collectively the "Investors") in a private placement. Pursuant to the Agreement, the Company sold and Investors purchased an aggregate of 40,000,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), for an aggregate consideration of $400,000.

Under the Agreement, Kelton purchased 16,000,000 shares, and each of ten (10) individual investors purchased 2,400,000 shares of the Company's Common Stock at a price of $0.01 per shares. Immediately prior to the closing, Kelton owned 7,905,000 shares, or 86.3%, of the Company's capital stock.

The funds received from the Investors will be used for the Company's operating expenses.


Item 3.02.   Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by this reference into this Item 3.02. The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration provided by Regulation S and/or Section 4(2) promulgated under the Securities Act of 1933, as amended. The agreements executed in connection therewith contain representations and warrants to support the Company's reasonable belief that the investors had access to information concerning the Company's operations and financial conditions, the investors are acquiring the securities for their own account and not with a view to the distribution thereof. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect. All investors are not a "U.S. Person" as that term is defined in Regulation S promulgated under the Securities Act of 1933. No directed selling efforts were made in the United States, and no underwriters were involved in this transaction.


Item 9.01.  Financial Statements and Exhibits


Exhibit No.              Document
----------   -----------------------------------------
   10.1      Form of Stock Purchase Agreement






                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             SCIENTIFIC ENERGY, INC.



Date: May 23, 2006           By: /s/ Stanley Chan
                             ----------------------------------------
                             Stanley Chan, President, CEO and Director